FORM 8-K



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                             SECURITIES ACT OF 1934


         Date of Report (Date of earliest event reported): May 27, 2003



                          THE HARTCOURT COMPANIES INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter.)


                                      Utah
                     --------------------------------------
                    (State of incorporation or organization)


                                    001-12671
                             ----------------------
                            (Commission File Number)


                                   87-0400541
                       ----------------------------------
                      (I.R.S. Employee Identification No.)


              15165 Ventura Blvd. Suite 400 Sherman Oaks, CA 91403
              ----------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (626) 844 2437

Item 1.         Changes in Control of Registrant

           None

Item 2.         Acquisition or Disposition of Assets

                           On May 20, 2003, Sinobull Information Ltd, one of the
                  subsidiaries of The Hartcourt Companies, Inc., a Utah Corporation (Registrant), has signed a definitive merger agreement with Genius Technology Inc, a subsidiary of First Shanghai Group. After the merger, Sinobull shareholders will own approximately 17 percent of the combined entity.

                           Genius  Technology  Inc,  founded in 1994, is biggest
                  financial information provider in China. It is also the leader in technology by using satellite, multimedia, Internet and multi-platform to render financial data services to millions of Chinese users.

Item 3.         Bankruptcy or Receivership

           None

Item 4.         Changes in Registrant's Certifying Accountant

           None

Item 5.         Other Events

           None

Item 6.         Resignation of Registrant's Directors

           None

Item 7.         Financial Statements and Exhibits

           None

Item 8.         Change in Fiscal Year

           None

                                    SIGNATURE

                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   THE HARTCOURT COMPANIES INC.


Dated: May 27, 2003                                By: /s/ David Chen
                                                   ------------------
                                                   David Chen
                                                   Chief Executive Officer